EXHIBIT 10.2

AMENDMENT TO ESCROW AGREEMENT

THIS AMENDMENT TO ESCROW AGREEMENT, dated as of May 26, 2006, amends the Escrow Agreement dated as of July 6, 2004 (“Escrow Agreement”) between Newport International Group, Inc. (“Newport”), Gottbetter & Partners, LLP (“Gottbetter”) and Langley Park Investment Trust, PLC (“Langley”), as follows:

1.            Newport shall deliver to Gottbetter an original promissory note payable to Langley in the sum of £32,424 in the form attached hereto as Exhibit 1.

2.            Langley shall deliver to Gottbetter an original promissory note payable to Newport in the sum of £32,424, in the form attached hereto as Exhibit 2.

3.            Gottbetter shall continue to hold the Langley Escrow Shares, and the two promissory notes referred to above, as provided in the Escrow Agreement, until the two year anniversary of the Closing, as that term is defined in the Stock Purchase Agreement between Newport and Langley dated as of July 6, 2004, at which time Gottbetter shall deliver the Langley Escrow Shares to Langley, and shall destroy the two promissory notes.

4.            Except as modified above, the parties reaffirm the provisions of the Escrow Agreement.

Newport International Group, Inc.

By: /s/ Cery Perle

Name: Cery Perle

Its: Chief Executive Officer

Langley Park Investments, PLC

By: /s/ Colin Lumley

Name: Colin Lumley

Its: Administrative Director

Gottbetter & Partners, LLP

By: ______________________________

Name:

Its:

Exhibit 1

PROMISSORY NOTE

£32,424.00	May 25, 2006

For value received, Langley Park Investment Trust, PLC (“Langley”) promises to pay to the order of Newport International Group, Inc. (“Newport”), on demand, the principal sum of Thirty-Two Thousand Four Hundred Twenty-Four British Pounds (£32,424.00).

Langley, and all endorsers, sureties, and guarantors hereof, hereby jointly and severally waive presentment, demand, notice of dishonor, notice of protest, and protest hereunder.

If this Note is not paid in full when it becomes due, Langley agrees to pay all costs and expenses of collection, including, but not limited to, reasonable attorneys’ fees.

Langley agrees that if any legal action is necessary to enforce or collect this Note, the prevailing party shall be entitled to reasonable attorneys’ fees in addition to any other relief to which that party may be entitled. This provision shall be applicable to the entire Note.

Langley hereby waives the operation and effect of the statute of limitations as it applies to this Note with respect to any action hereon to the extent permitted by law.

Langley and any endorser, surety or guarantor, hereby waives and will waives all right to trial by jury in any action or proceeding arising out of or relating to this Note and further waive the right to interpose any defense, set-off or counterclaim of any nature or description.

This Note shall be construed under the laws of the State of New York, including the Uniform Commercial Code as enacted and in force in the State of New York. Langley hereby consents to the exclusive jurisdiction of the courts of the State of New York with respect to any issues arising out of or related in any way to this Note.

Langley Park Investments, PLC

By: ______________________________

Name: Colin Lumley

Its: Administrative Director

Exhibit 2

PROMISSORY NOTE

£32,424.00	May 26, 2006

For value received, Newport International Group, Inc. (“Newport”) promises to pay to the order of Langley Park Investment Trust, PLC (“Langley”), on demand, the principal sum of Thirty-Two Thousand Four Hundred Twenty-Four British Pounds (£32,424.00).

Newport, and all endorsers, sureties, and guarantors hereof, hereby jointly and severally waive presentment, demand, notice of dishonor, notice of protest, and protest hereunder.

If this Note is not paid in full when it becomes due, Newport agrees to pay all costs and expenses of collection, including, but not limited to, reasonable attorneys’ fees.

Newport agrees that if any legal action is necessary to enforce or collect this Note, the prevailing party shall be entitled to reasonable attorneys’ fees in addition to any other relief to which that party may be entitled. This provision shall be applicable to the entire Note.

Newport hereby waives the operation and effect of the statute of limitations as it applies to this Note with respect to any action hereon to the extent permitted by law.

Newport and any endorser, surety or guarantor, hereby waives and will waives all right to trial by jury in any action or proceeding arising out of or relating to this Note and further waive the right to interpose any defense, set-off or counterclaim of any nature or description.

This Note shall be construed under the laws of the State of New York, including the Uniform Commercial Code as enacted and in force in the State of New York. Newport hereby consents to the exclusive jurisdiction of the courts of the State of New York with respect to any issues arising out of or related in any way to this Note.

Newport International Group, Inc.

By: _____________________________

Name: Cery Perle

Its: Chief Executive Officer